Exhibit 99.1



                        CERTIFICATION OF PERIODIC REPORT


I, Jeffrey R. Esposito, President of Sun & Surf Inc., (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Annual Report on Form 10-KSB of the Company for the period ended October 31, 2002 (the "Report") fully complies with the requirements of
     Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated: January 2, 2003





                                           /s/  Jeffrey R. Esposito
                                           -------------------------------------
                                                Jeffrey R. Esposito
                                                President